                                                                    Exhibit 10.3

                              FIRST AMENDMENT TO
                            MASTER CREDIT AGREEMENT
                            -----------------------


     This FIRST AMENDMENT TO MASTER CREDIT AGREEMENT (the "First Amendment") is made as of this 19th day of September, 1997 by and between BANK OF BOSTON CONNECTICUT, a Connecticut savings bank, with its head office located at 100 Pearl Street, Hartford, Connecticut 06103 (the "Bank") and THE STROUSE, ADLER COMPANY, a Delaware corporation, with its chief executive office located at 78 Olive Street, New Haven, Connecticut 06507 (the "Borrower").

                             W I T N E S S E T H:

     WHEREAS, the Bank and the Borrower entered into a certain Master Credit Agreement dated as of October 3, 1996 (the "Credit Agreement") whereby the Bank agreed to make loans and advances and otherwise extend credit to the Borrower; and

     WHEREAS, the Bank and the Borrower desire to amend the Credit Agreement in certain respects; and

     WHEREAS, Section 13.10. of the Credit Agreement provides that no modification or amendment of the Credit Agreement shall be effective unless the same shall be in writing and signed by the parties thereto;

     NOW, THEREFORE, in consideration of one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and the Borrower hereby agree as follows:

1.   Amendment of Credit Agreement.  The Bank and the Borrower hereby agree to
     -----------------------------
amend the Credit Agreement as follows:

     (a)  Section 1.29. of the Credit Agreement, entitled Commitment Amount, is
                                                          ------------------
          hereby deleted in its entirety and the following inserted in lieu thereof as a new Section 1.29., also entitled Commitment Amount:
                                                        -----------------

          Section 1.29. "Commitment Amount" means (i) the amount of TEN MILLION
                         -----------------
          AND NO/100 DOLLARS ($10,000,000.00) or (ii) any lesser amount, including zero (0), resulting from a reduction or termination of such amount in accordance with Section 2.1.6. or Section 12.1.

     (b)  Section 1.39. of the Credit Agreement, entitled Deposit Account, is
                                                          ----------------
          hereby deleted in its entirety and is of no further force or effect

     (c)  Section 1.40. of the Credit Agreement, entitled Deposit Account
                                                          ---------------
     Pledge, is hereby deleted in its entirety and is of no further force or
     ------
     effect

     (d)  Section 1.103. of the Credit Agreement, entitled Overadvance Limit is
                                                           -----------------
     hereby deleted in its entirety and the following inserted in lieu thereof as a new Section 1.103., also entitled Overadvance Limit:
                                            -----------------

          Section 1.103. "Overadvance Limit" means, as of any date as of which
                           -----------------
          the amount thereof shall be determined, an amount not to exceed ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) during the period commencing as of September 19, 1997 and continuing through January 14, 1998, ONE MILLION TWO HUNDRED FIFTY THOUSAND AND N0/100 DOLLARS ($1,250,000.00) during the period commencing as of January 15, 1998 and continuing through March 14, 1998, ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) during the period commencing as of March 15, 1998 and continuing through May 14, 1998 and FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) during the period commencing as of May 15, 1998 and continuing through the Revolving Credit Termination Date.

     (e)  Section 2.1.7. of the Credit Agreement, entitled Revolving Credit Note
                                                           ---------------------
     is hereby deleted in its entirety and the following inserted in lieu thereof as a new Section 2.1.7. also entitled Revolving Credit Note:
                                                   ---------------------

          Section 2.1.7. Revolving Credit Note. Revolving Loans shall be
                         ---------------------
          evidenced by a promissory note substantially in the form attached hereto as Exhibit B (the "Revolving Credit Note") executed by Borrower
                    ---------
          in substitution for the $8,000,000.00 revolving credit note dated October 3, 1996 which heretofore evidenced Revolving Loans.

     (f)  Section 2.4.6. of the Credit Agreement, entitled Mandatory Prepayment,
                                                           --------------------
     is hereby deleted in its entirety and the following inserted in lieu thereof as a new Section 2.4.6., also entitled Mandatory Prepayment:
                                                    --------------------

          Section 2.4.6.  Mandatory Prepayment.  Notwithstanding any provision
                          --------------------
          of this Agreement to the contrary, Borrower shall make a mandatory prepayment in respect of the principal amount of the Term Loan within one hundred twenty (120) days following the end of each Fiscal Year commencing with the Fiscal Year ending June 30, 1998 in an amount equal to twenty-five percent (25%) of Excess Cash Flow for such Fiscal Year.

     (g) Subparagraphs (ii) and (iii) of subsection (b) of Section 2.5.2. of the Credit Agreement (which subparagraph (b) is mistakenly referred to as subsection (a) within the

     Credit Agreement due to a scriveners' error) is hereby deleted in its entirety and the following inserted in lieu thereof as new subparagraphs
     (ii) and (iii):

          (ii) If the Debt Service Coverage Ratio is greater than (x) 1.10 to
          1.0 or (y) commencing with the Fiscal Quarter ending September 30, 1998, 1.20 to 1.0 but less than or equal to 1.25 to 1.0 and the Debt to Worth Ratio is:

          (a) greater than 5.0 to 1.0, then the the Base Rate Margin shall be three-quarters of one percentage point (.75%) and the Eurodollar Margin shall be two and one-half percentage points (2.50%); or

          (b) less than 5.0 to 1.0 but greater than or equal to 4.0 to 1.0, then the the Base Rate Margin shall be one-half of one percentage point (.50%) and the Eurodollar Margin shall be two and one-quarter percentage points (2.25%); or

          (c) less than 4.0 to 1.0, then the the Base Rate Margin shall be one-quarter of one percentage point (.25%) and the Eurodollar Margin shall be two and one-quarter percentage points (2.0%).

          (iii) If the Debt Service Coverage Ratio is (x) greater than 1.0 to
          1.0 but less than or equal to 1.10 to 1.0 or (y) commencing with the Fiscal Quarter ending September 30, 1998, greater than 1.0 to 1.0 but less than or equal to 1.20 to 1.0 (Borrower hereby acknowledging that this provision is intended only to provide a means to determine the then applicable rate of interest for Base Rate Loans and shall not limit or affect Bank's rights to require Borrower's compliance with the financial covenant set forth in Section 9.2. hereof) and the Debt to Worth Ratio is:

          (a) greater than 5.0 to 1.0, then the the Base Rate Margin shall be one percentage point (1.0%) and the Eurodollar Margin shall be three percentage points (3.00%); or

          (b) less than 5.0 to 1.0 but greater than or equal to 4.0 to 1.0, then the the Base Rate Margin shall be three-quarters of one percentage point (.75%) and the Eurodollar Margin shall be two and one-half percentage points (2.50%); or

          (c) less than 4.0 to 1.0, then the the Base Rate Margin shall be one-half of one percentage points (.50%) and the Eurodollar Margin shall be two percentage points (2.25%).

     (h) Section 3.2.2. of the Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof as a new Section 3.2.2.:

          Section 3.2.2. A limited guaranty agreement executed by Aristotle with respect to that portion of the Obligations which relate to the Term Loan in substantially the form attached hereto as Exhibit E-1
                                                                 -----------
          (the "Aristotle Guaranty").

     (i)  Section 9.2. of the Credit Agreement, entitled Debt Service Coverage,
                                                         ---------------------
     is hereby deleted in its entirety and the following inserted in lieu thereof as a new Section 9.2., also entitled Debt Service Coverage:
                                                  ---------------------

       Section 9.2.  Debt Service Coverage.  Borrower shall not permit the ratio
                     ---------------------
       of its EBITDA minus Cash Taxes and Capital Expenditures to its Total Debt Service to be less than the following amount at the end of the following Fiscal Quarters:

                       RATIO                      FISCAL QUARTER ENDING

                     1.1 to 1.0              June 30, 1997 through June 30, 1998

                     1.2 to 1.0              September 30, 1998 and thereafter



     Borrower's compliance with this covenant shall be calculated on a rolling basis by reference to the Fiscal Quarter then ending and the three (3) previous Fiscal Quarters.

     (j)  Section 13.3. of the Credit Agreement, entitled Notices, is hereby
                                                          -------
     amended to change the address for notices to the Bank as follows:


          If to Bank:

          Bank of Boston Connecticut
          100 Pearl Street
          Hartford, CT  06103
          Attn: Scott S. Barnett, Vice President

     (k)  Exhibit B to the Credit Agreement representing the form of the
          ---------
     $8,000,000.00 revolving credit note dated October 3, 1997 is hereby deleted and Exhibit B attached hereto is substituted in lieu thereof.
         ---------

     (l) All references within the Credit Agreement and the Other Documents to the term "The First National Bank of Boston" are hereby deleted in their entirety and the term "BankBoston, N.A." is substituted in lieu thereof.

2.   Amendment Fee.  In consideration of the increase in the Commitment Amount
     -------------
as provided within this First Amendment, the Borrower shall pay an amendment fee in the amount of $10,000.00 to the Bank upon the execution of this First Amendment.

3.   Confirmation of Agreements.  The Borrower and the Bank hereby agree and
     --------------------------
acknowledge that, except as provided in this First Amendment, the Credit Agreement, the Notes and the Other Documents, and the grant of the liens, security interests and other encumbrances thereunder, and its agreements, covenants, obligations, representations and warranties thereunder and therein are hereby expressly ratified, confirmed and restated as of the date hereof.

4.   Effect of Amendment.  The Bank and the Borrower hereby agree and
     -------------------
acknowledge that except as provided in this First Amendment, the Credit Agreement remains in full force and effect and has not been modified or amended in any respect, it being the intention of the Bank and the Borrower that this First Amendment and the Credit Agreement be read, construed and interpreted as one and the same instrument.

5.   Capitalized Terms.  All capitalized terms not otherwise defined in this
     -----------------
First Amendment shall have the meanings ascribed to such terms in the Credit Agreement.


     IN WITNESS WHEREOF, the Bank and the Borrower have executed this First Amendment as of the date first above written.


                              BORROWER:
                              THE STROUSE, ADLER COMPANY


                              By:__________________________________
                                 Name:
                                 Title:


                              BANK:
                              BANK OF BOSTON CONNECTICUT


                              By:__________________________________
                                 Name:
                                 Title:

                                   EXHIBIT B
                                   ---------

                       SUBSTITUTE REVOLVING CREDIT NOTE
                       --------------------------------